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                                                                EXHIBIT 10.11
                              TAX SHARING AGREEMENT

            Tax Sharing Agreement (the "Agreement"), dated as of October 8th, 1999, by and among JLL Healthcare, LLC, a Delaware limited liability company ("Parent"), and the affiliates of JLL Healthcare, LLC listed on Schedule A attached hereto, as amended from time to time (each a "Sub" and collectively "the Subs").

            WHEREAS, Parent and the corporations listed on Schedule A attached hereto (collectively and including any other includible corporations, the "Members") are includible corporations in an affiliated group of corporations of which Parent is the common parent (the "Group"), all within the meaning of
Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code");
and

            WHEREAS, Parent and the Subs wish to allocate and settle between Parent and the Subs in an equitable manner the consolidated or combined U.S. federal, foreign, state, and local income tax liabilities of the Group.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, Parent and the Subs agree as follows:

            1. Definitions. For purposes of this Agreement, the following terms shall be defined as follows:

                  (a) "Estimated Tax Payments" shall mean for a Taxable Period (as defined in Section 1(d)) the aggregate payments for such Taxable Period provided in Section 2 hereof.

                  (b) "Final Determination" shall mean a closing agreement with the Internal Revenue Service (the "IRS"), a claim for refund that has been allowed, a deficiency notice with respect to which the period for filing a petition with the United States Tax Court has expired, or a decision of any court of competent jurisdiction that is not subject to appeal or for which the time for appeal has expired.

                  (c) "Separate Tax Liability" for a Taxable Period shall mean the amount equal to the lesser of (but in no case less than zero) (A) the U.S. federal income tax liability (including, without limitation, liability for any penalty, fine, additions to tax, interest, minimum tax and other items of any nature applicable to each Sub in connection with the determination of such Sub's U.S. federal income tax liability) that each Sub and its subsidiaries would have incurred if Sub had filed (i) a consolidated U.S. federal income tax return as the common parent corporation together with its subsidiaries that would qualify as includible corporations with the Sub under Section 1504 of the Code or (ii) a separate U.S.
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federal income tax return in the event no such subsidiaries exist, as the case may be, for the Taxable Period and all prior Taxable Periods, and computed the applicable tax liability in a manner consistent with (i) general tax accounting principles, (ii) the Code and the Treasury Regulations promulgated thereunder (the "Treasury Regulations") and (iii) the Sub's and its subsidiaries', if any, practice in computing U.S. federal income tax liability (the "Separate Federal Income Tax Liability") or (B) the product of(i) the U.S. federal income tax liability of the Group for such year and (ii) a fraction, (x) the numerator of which is an amount equal to the Separate Federal Income Tax Liability of Sub for such year and (y) the denominator of which is the aggregate total of the Separate Federal Income Tax Liability of each member of the Group for such year.

                  (d) "Taxable Period" shall mean any taxable year or portion thereof ending on or after the date hereof with respect to which a consolidated U.S. federal income tax return including Sub is or is expected to be filed on behalf of the Group.

            2. Estimated Tax Payments.

                  (a) For each calendar quarter in the Taxable Period that includes the date of this Agreement, Sub shall pay to Parent on behalf of Sub and its subsidiaries an amount equal to the amount of any estimated Separate Tax Liability that Sub would have been required to pay with respect to such quarter. Such amount shall be payable by Sub to Parent at least five (5) days prior to the date on which such estimated U.S. federal income tax payment would have been due. Such hypothetical estimated U.S. federal income tax liability shall be determined by Sub in a manner consistent with Section 1(c) hereof.

                  (b) Thirty days before the end of the fourth quarter of each Taxable Period that ends after the date hereof, Sub shall provide Parent with an estimate of the Separate Tax Liability for the following Taxable Period and the amount of estimated U.S. federal income taxes that Sub would have been required to pay with respect to each quarter in the following Taxable Period if Sub were filing a consolidated U.S. federal income tax return with Sub as the parent or separate U.S. federal income tax return, as the case may be, for such Taxable Period, which estimates shall be prepared in a manner consistent with Section 1(c) hereof and shall be approved by Parent. Parent shall notify Sub of any disagreement with such estimates within 15 days of Parent's receipt of such estimates. Upon such notification, Parent and Sub will negotiate in good faith to resolve the dispute, but if no agreement is reached, Sub's estimates shall be final, provided that such estimates were prepared in a manner consistent with
Section 1(c) hereof. For each of the first three calendar quarters in every Taxable Period that begins after the date hereof, Sub shall pay to Parent an amount equal to the estimated Separate Tax Liability for the Taxable Period that includes such quarter. Such amount shall be payable by Sub to Parent at least 5 days prior to the date on which such estimated U.S. federal income tax payment would have been due. If, during


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the course of a Taxable Period, there is a material change in Sub's estimates of the Separate Tax Liability of Sub for such Taxable Period and the estimated tax payments resulting therefrom, Sub shall notify Parent of such changes, and the provisions of this Section 2(b) shall apply as if such new estimates were submitted to Parent during the fourth quarter of the prior Taxable Period, except that Sub shall not be required to adjust any payments already made to Parent with respect to such current Taxable Period to reflect such new estimates. Notwithstanding anything contrary in this Section 2(b), the amount that Sub and its subsidiaries shall pay to Parent each calendar quarter pursuant to this Section 2(b) shall not exceed the amount of estimated U.S. federal income taxes that Sub would have been obligated to pay to the IRS with respect to such quarter if Sub were filing a consolidated U.S. federal income tax return with Sub as the common parent corporation or separate U.S. federal income tax return, as the case may be, for the Taxable Period that includes such quarter and all prior Taxable Periods (and such hypothetical estimated U.S. federal income tax liability shall be determined by Sub in a manner consistent with
Section 1(c) hereof).

            3. Payments and Accruals.

                  (a) For every Taxable Period, (i) Sub shall pay to Parent an amount equal to the excess, if any, of the actual Separate Tax Liability for such Taxable Period over the Estimated Tax Payments that it has paid to Parent for such Taxable Period or (ii) Parent shall accrue as a liability (or, to the extent not already forwarded to the IRS, promptly pay) to Sub an amount equal to the excess, if any, of Sub's Estimated Tax Payments that have been paid to Parent for such Taxable Period over the actual Separate Tax Liability for such Taxable Period.

                  (b) As soon as practicable following the close of Sub's taxable year, Sub shall compute the actual Separate Tax Liability, which computation shall be reviewed by a nationally recognized accounting firm selected by Parent.

                  (c) If Parent receives from the IRS as a result of a Final Determination a refund or credit directly attributable to a payment previously made by Sub in respect of a Separate Tax Liability, then (i) in the case of a credit, appropriate adjustments will be made to subsequent payments of Sub required hereunder to Parent and (ii) in the case of a refund, Parent shall promptly repay to Sub such refund.

            4. Time and Manner of Payment and Accrual. Except as otherwise provided in Section 3(c), payments and accruals pursuant to Section 3(a) hereof shall be made no sooner than ten (10) days prior to and no later than five (5) days prior to the due date of the Group's consolidated U.S. federal income tax return for the Taxable Period in question, without giving effect to any extensions. If the due date for such return is extended, such payments and accruals shall be recalculated by Sub no sooner than ten (10) days prior to and


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no later than five (5) days prior to the filing date for such return, and any difference between such recalculated payments and accruals and such payments and accruals (prior to such recalculation) shall be paid to or accrued for the party entitled thereto at the time of such recalculation.

            All payments Sub is required to make hereunder shall be paid in immediately available funds as instructed by Parent.

            5. Adjustments.

                  (a) Adjustment of Tax Liability. In the event of any redetermination of the consolidated U.S. federal income tax liability of the Group for any Taxable Period as a result of audit by the IRS, amended return, claim for refund or otherwise, the Separate Tax Liability shall be re-computed by a nationally recognized accounting firm selected by Parent for such Taxable Period to take into account such redetermination, and the payments and accruals pursuant to Section 3 hereof shall be appropriately adjusted. Any reconciliation between Parent and Sub required by such adjustment shall be paid by Sub, or accrued as a liability of Parent (or paid by Parent to Sub in the case of a refund from the IRS), as the case may be, no sooner than ten (10) days prior to and no later than five (5) days following the earlier of (i) the date of a Final Determination with respect to such redetermination or (ii) the earliest date such adjustment can reasonably be calculated or, in the case of a refund from the IRS, within five (5) days of the receipt of such refund.

                  (b) Deconsolidation.

            (i) In the event that it is determined that Sub has ceased to be a Member of the Group with respect to any Taxable Period, the amount of any payments ("Deconsolidated Payments") made by Parent or Sub with respect to such or subsequent Taxable Periods under Sections 2 and 3 hereof (taking into account any adjustments pursuant to paragraph (a) of this Section 5) shall be repaid by Sub, or accrued as a liability of Parent, as the case may be, with interest at the rate determined under Section 6621(a)(2) of the Code no sooner than ten (10) days prior to and no later than five (5) days following the earlier of (i) the date of a Final Determination with respect to such determination or (ii) the earliest date such adjustment can reasonably be calculated. In the event Parent accrues a liability to Sub under this Section 5(b)(i), Parent shall promptly (i) repay to Sub any Deconsolidated Payments that Parent has not forwarded to the IRS; and
      (ii)(a) file a request with the IRS for a refund of all Deconsolidated Payments that Parent has forwarded to the IRS and pay to Sub all amounts received from the IRS pursuant to such refund request or (b) apply for and receive permission from the IRS to have all Deconsolidated Payments that Parent has forwarded to the IRS credited as payments made by Sub to the IRS


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      (in accordance with Treasury Regulation Section 1.1502-75(f)(2)). For purposes of this Section 5(b)(i), interest shall be computed in the same manner as the IRS would have computed interest with respect to a hypothetical overpayment equivalent to the amount to be repaid or accrued from the date of such hypothetical overpayment until the date repaid or accrued.

            (ii) Notwithstanding anything in this Agreement to the contrary, the provisions of the final sentence of Section 3(a) shall continue to apply following Sub's ceasing to be a Member of the Group for any reason.

            6. Parent as Agent; Filing of Returns; Payment of Taxes.

                  (a) For each Taxable Period of the Group, Parent shall file, and cause all Members to join in the filing of, consolidated U.S. federal income tax returns. Sub hereby consents to the filing of such returns, the making of such elections and applications and the execution of any other documents as Parent reasonably believes may be required or appropriate for the filing of such returns.

                  (b) Sub hereby appoints Parent as its agent, as long as Sub is a member of the Group, (i) for the purpose of filing all consolidated U.S. federal income tax returns for the Group and making any election or application or taking any action in connection therewith on behalf of Sub and (ii) in connection with any audit, examination or other proceeding relating to any taxes of the Group (a "Proceeding"), to take any action in respect of any Proceeding, to control any Proceeding, and to initiate any claim for refund, file any amended return or take any other action Parent deems appropriate. IASIS Healthcare Corporation, at its own cost and expense, shall prepare all such tax returns and conduct all Proceedings in each case subject to the control of Parent.

                  (c) Parent shall make all required payments of the U.S. federal consolidated tax liability (including estimated tax payments), if any, of the Group to the IRS provided that the Subs shall have made all payments required of it hereunder.

            7. Cooperation. In the event that the preparation of U.S. federal income tax returns, amended returns, claims for refund, an IRS examination or litigation relating to the foregoing may require the use of records and information that is within the exclusive possession and control of Parent or any Member or former Member, Parent and each Member or former Member shall provide such records, information and assistance (which may include making employees of any of the foregoing entities available to provide additional information and explanatory material thereunder) as are requested by Parent or Sub, as the case may be, during regular business hours, in connection with any of the developments described in the preceding sentence. The decision to settle any issue with the taxing authority


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shall be Parent's decision but Parent shall in good faith take into account the intent of this Agreement to treat Sub as it would have been treated on a consolidated U.S. federal income tax return with Sub as the parent or separate U.S. federal income return, as the case may be, and shall endeavor to make a settlement that is consistent with that intent. Any of the information obtained pursuant to this Section 7 or any provision hereof providing for the sharing of information shall be kept confidential by the parties hereto.

            8. State, Local and Foreign Taxes. In the event the Parent elects, or is required to elect, to file combined, unitary or consolidated state, local or foreign income tax returns with Sub or any of Sub's subsidiaries, the principles of this Agreement shall be applicable in determining the amount and time of payment by Sub to the Parent or the accrual of a liability by Parent to Sub.

            9. Operating Principles. Parent and Sub agree to (i) act, subject to principles of sound tax planning, to minimize payments required hereunder, (ii) utilize cash received from any tax authority in respect of prior payments hereunder to satisfy any unpaid accruals hereunder and (iii) pay timely amounts paid hereunder in respect of Separate Tax Liability (including for this purpose the equivalent amounts corresponding to state, local or foreign taxes computed in accordance with Section 8 hereof) to the appropriate taxing authority and return to the payor the excess, if any, of (a) such amount over (b) the amount actually paid in respect thereof to such taxing authority.

            10. Binding Effect; Successors. This Agreement shall be binding upon each Member of the Group, whether or not such Member was a Member upon the execution of this Agreement. Parent shall cause each present Member of the Group formally to assent to the terms hereof and shall cause each future Member of the Group to so assent promptly after becoming a Member of the Group. This Agreement shall inure to the benefit of and be binding upon any successors or assigns of the parties hereto.

            11. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law which would apply a law of a jurisdiction other than the law of the State of New York to this Agreement.

                            [Signature Page Follows]


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            IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed and executed by their respective officers effective as of the date first written above.

                                 JLL HEALTHCARE, LLC

                                 By: /s/ Frank A. Coyle

                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Vice President & Assistant Secretary


                                 IASIS HEALTHCARE CORPORATION

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: General Counsel and Secretary


                                 SALT LAKE REGIONAL MEDICAL CENTER,
                                 INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 JORDAN VALLEY HOSPITAL, NC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


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                                 DAVIS HOSPITAL & MEDICAL CENTER, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 ROCKY MOUNTAIN MEDICAL CENTER, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 PIONEER VALLEY HOSPITAL, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 PIONEER VALLEY HEALTH PLAN, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


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                                 CLINICARE OF UTAH,INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 SOUTHRIDGE PLAZA HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 SANDY CITY HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 DAVIS SURGICAL CENTER HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                      S-3
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                                 IASIS MANAGEMENT COMPANY

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 IASIS HEALTHCARE HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 HEALTH CHOICE ARIZONA, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 METRO AMBULATORY SURGERY CENTER, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                      S-4
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                                 BILTMORE SURGERY CENTER, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 BEAUMONT HOSPITAL HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 SSJ ST. PETERSBURG HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 FIRST CHOICE PHYSICIANS NETWORK
                                 HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


                                 BAPTIST JOINT VENTURE HOLDINGS, INC.

                                 By: /s/ Frank A. Coyle
                                     -------------------------------------------
                                     Name: Frank A. Coyle
                                     Title: Secretary


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                                   Schedule A

IASIS Healthcare Corporation

Salt Lake Regional Medical Center, Inc.

Jordan Valley Hospital, Inc.

Davis Hospital & Medical Center, Inc.

Rocky Mountain Medical Center, Inc.

Pioneer Valley Hospital, Inc.

Pioneer Valley Health Plan, Inc.

CliniCare of Utah, Inc.

Southridge Plaza Holdings, Inc.

Sandy City Holdings, Inc.

Davis Surgical Center Holdings, Inc.

IASIS Management Company

IASIS Healthcare Holdings, Inc.

Health Choice Arizona, Inc.

Metro Ambulatory Surgery Center, Inc.

Biltmore Surgery Center Holdings, Inc.

Biltmore Surgery Center, Inc.

Beaumont Hospital Holdings, Inc.

SSJ St. Petersburg Holdings, Inc.

First Choice Physicians Network Holdings, Inc.

Baptist Joint Venture Holdings, Inc.